UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ______________________

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 2004


                             ______________________

                               COMDIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                             0-9023                            94-2443673
         (STATE OR OTHER                       (COMMISSION                        (IRS EMPLOYER
  JURISDICTION OF INCORPORATION)               FILE NUMBER)                    IDENTIFICATION NO.)

                 106 CATTLEMEN ROAD
                 SARASOTA, FLORIDA                               34232
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (941) 554-5000

ITEM 5.  OTHER EVENTS

         On March 9, 2004, the Company announced the appointment of Neil Lichtman as chief executive officer of the Company. Nickolas Branica is retiring from the Company.

ITEM 7.  EXHIBITS

         (a)  None.
         (b)  None.
         (c)  99.1 Press Release dated March 9, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMDIAL CORPORATION


                                           By: /s/ Kenneth M. Clinebell
                                               ---------------------------------
                                               Kenneth M. Clinebell, Senior Vice
                                               President and Chief Financial
                                               Officer